UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Tilson Investment Trust
(Exact name of registrant as specified in charter)

145 East 57th Street, 10th Floor, New York, New York 10022
(Address of principal executive offices)                (Zip code)

A. Vason Hamrick
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1.  REPORTS TO STOCKHOLDERS.

Semi-Annual Report 2010
April 30, 2010
(Unaudited)

Tilson Focus Fund
Tilson Dividend Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Tilson Focus Fund and the Tilson Dividend Fund (individually, the “Fund” and collectively, the “Funds”).  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.  The Funds’ shares are not deposits or obligations of, or guaranteed by, any depository institution.  The Funds’ shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Funds nor the Funds’ distributor is a bank.

Distributor: Capital Investment Group, Inc., 17 Glenwood Ave, Raleigh, NC  27603, Phone 1-800-773-3863.

Statements in this semi-annual report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, including, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Funds will be successful in meeting its investment objective.  Generally, the Funds will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.  More information about these risks and other risks can be found in the Funds’ prospectus. When the Funds sell covered call options, the Funds give up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option's strike price.

The performance information quoted in this semi-annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount  redeemed is imposed on redemptions of Fund shares  occurring within one year following  the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.tilsonmutualfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing.  The prospectus contains this and other information about the Funds.  A copy of the prospectus is available at www.tilsonmutualfunds.com or by calling Shareholder Services at 1-888-4TILSON (1-888-484-5766).  The prospectus should be read carefully before investing.

Stated performance in the Funds was achieved at some or all points during the period by reimbursing part of the Funds’ total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Semi-Annual Report was first distributed to shareholders on or about June 23, 2010.

For More Information on your Tilson Mutual Funds:

See Our Web site @ www.tilsonmutualfunds.com
or
Call Our Shareholder Services Group Toll-Free at 1-888-4TILSON, 1-888-484-5766

Fund Expenses (Unaudited)

Example - As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees for shares redeemed within one year.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Tilson Focus Fund Expense Example	Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Expenses Paid During Period**
Actual	$1,000.00	$1,304.60	$13.03
Hypothetical (5% return before expenses)	$1,000.00	$1,013.49	$11.38

Tilson Dividend Fund Expense Example	Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Expenses Paid During Period**
Actual	$1,000.00	$1,195.00	$10.61
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$9.74

* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 0.45% (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan). As a result the Fund’s “Total Annual Fund Operating Expense” (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) will be limited to 2.40% (assuming the maximum variable performance-based incentive fee of 1.95% as discussed in more detail in footnote 2) of the Fund’s average daily net assets. The values under “Expenses Paid During Period” are equal to the annualized expense ratio of 2.28% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181 days), then divided by 365 (to reflect the number of days in the current six month period).

** Expenses are equal to the Fund’s annualized expense ratio of 1.95% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181 days), then divided by 365 (to reflect the number of days in the current six month period).

May 28, 2010

Dear Tilson Focus Fund and Tilson Dividend Fund investors:

In the first half of the 2010 fiscal year, for the six-month period ending on April 30, 2010, the Tilson Focus Fund had produced a total return of 30.46%, versus a 17.90% return over the same period for its benchmark, the Dow Jones Wilshire 5000 Composite Total Return Index (full cap), while the Tilson Dividend Fund produced a total return of 19.50% versus a 19.34% return over the same period for its benchmark, the Dow Jones U.S. Select Dividend Total Return Index.

For the cumulative period since the Funds’ inception on March 16, 2005, the Tilson Focus Fund returned an annualized 5.47% return versus a 2.88% annualized return over the same period for its benchmark, while the Tilson Dividend Fund reported an annualized 9.68% return versus the -0.26% annualized return over the same period for its benchmark.

(For the Funds’ most up-to-date performance information, please see our web site at www.tilsonmutualfunds.com.  Note that the net asset value (NAV) of both Funds at inception on March 16, 2005 was $10.00.)

Average Annual Total Returns Period Ended April 30, 2010	Past 6 Months	Past 1 Year	Past 5 Years	Since Inception*
Tilson Focus Fund	30.46%	70.72%	6.23%	5.47%
Dow Jones Wilshire 5000 (Full Cap) Index	17.90%	41.13%	3.73%	2.88%
Tilson Dividend Fund	19.50%	47.17%	9.98%	9.68%
Dow Jones Select Dividend Index	19.34%	42.37%	0.17%	-0.26%

Performance shown is for the period ended April 30, 2010.  The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Funds, including performance data current to the Funds' most recent month-end, please visit www.tilsonmutualfunds.com.  A 2% redemption fee is charged upon redemption of either Fund's shares occurring within one year of the issuance of such shares.  The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

*The Funds’ inception date is March 16, 2005.

Total Annual Operating Expenses	Net Expense Ratio**		Gross Expense Ratio***
Tilson Focus Fund	2.28%		4.01%
Tilson Dividend Fund	1.95%		4.13%

**The net expense ratio reflects a contractual expense limitation that continues through March 31,   2011.  Thereafter, the expense limitation may be changed or terminated at any time.  Performance would have been lower without this expense limitation.

***Gross expense ratio is from the Funds' prospectus dated March 1, 2010.

Tilson Focus Fund
[This section is written by Whitney Tilson and Glenn Tongue, the co-managers of the Tilson Focus Fund.]

Our Fund has performed exceptionally well so far this fiscal year and over the trailing 12 months, benefitting from the fact that we didn’t panic and sell during the carnage from late 2008 through early March 2009.  Instead, we continued purchasing ever-cheaper stocks as they declined to what we consider to be truly ridiculous levels and, in fact, deliberately purchased some of the most beaten-down stocks in out-of-favor sectors such as General Growth Properties, American Express, Wells Fargo and Huntsman (we still hold the first two).  Buying cheap stocks that became even cheaper caused our performance to suffer for a number of months, but we (and you) persevered and all of us have been well rewarded for our collective patience and courage.

Economic Outlook
Our big picture views haven’t changed much since our last letter to you (our 2009 annual report, which is posted at www.tilsonmutualfunds.com/reports.html): we remain cautious as there are many things that concern us – most importantly, nearly eight million Americans are not paying their mortgages, persistently high un- (and under-) employment, and continued high levels of fiscal and monetary stimulus, leading to large deficits.

In our opinion, we are in uncharted waters – yet the stock market is priced as if the seas are calm and the skies are clear.  As the following chart shows, the market is currently trading at a 21% premium to historical levels, which makes no sense to us based on the fundamentals and is instead most likely explained by a combination of likely-to-be-short-term factors: great year-over-year comparisons (it’s easy to show growth vs. the near-Armageddon conditions a year ago), unsustainably low interest rates, excess liquidity, and momentum investing:

Source:  www.econ.yale.edu/~shiller/data/ie_data.xls

                                 [The chart tracks the price-earnings ratio of the S&P 500 and long-term interest rates from 1880 to the present day.  The long-term price-earnings ratio average is noted as 16.3x and the current price-earnings ratio is noted as 19.8x]

Conference Call
We’ve scheduled a conference call from 12:30-1:30pm EST on Wednesday, July 21.  To join the call, simply dial (712)432-1601 and enter this access code:  1023274#.  There will be a few minutes of opening remarks and then the managers of both Funds will be available to answer questions.

Largest Holdings
As of April 30th, our 10 largest holdings, accounting for 65.4% of the Fund’s assets, were:

Position	% of Fund	6-mo. Performance*
1) Stock of General Growth Properties (GGP)	16.1%	284.8%
2) Stock and calls of Berkshire Hathaway (BRK.B)	13.4%	17.3%
3) Stock and warrants of Iridium (IRDM)	9.6%	-9.4%
4) Stock of AB Inbev (BUD)	5.5%	2.7%
5) Warrants on Liberty Acquisition (LIA-WT)	4.9%	190.7%
6) Stock of Resource America (REXI)	4.7%	53.1%
7) Stock of Sears Canada (SCC.TO)	3.0%	25.5%
8) Stock and warrants of Two Harbors (TWO)	3.1%	-8.4%
9) Stock of dELiA*s (DLIA)	2.7%	-17.5%
10) Stock of American Express (AXP)	2.4%	32.4%
Total:	65.4%

* Performance from 10/30/09 through 4/30/10. Note that a number of these positions were acquired during the first half of the fiscal year, so the actual performance earned by the Fund may be different.

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio.

There were four changes to the top 10 list during the first half of the fiscal year: General Growth leaped into the top 10 as its stock nearly quadrupled and we recently added significant positions in Anheuser Busch InBev (AB InBev), warrants of the Liberty Acquisition SPAC (Special Purpose Acquisition Company), and the stock of a former SPAC, Two Harbors.  These four displaced Microsoft, Yahoo!, Pfizer and Fairfax Financial (all of which we still own) in the top 10.

We presented our analysis of General Growth, Berkshire Hathaway and Iridium publicly in early February, and have posted the presentation here: www.tilsonfunds.com/Harbor.pdf.  In early May, we presented our latest analysis of the housing crisis and explained why we liked AB InBev, and have posted the presentation here: www.tilsonfunds.com/T2PartnersValueInvestingCongressPresentation-5-5-10.pdf.

Conclusion
While we are concerned about the macro environment and are taking steps to try to protect our portfolio from a market downturn, we are also energized and optimistic, with a great deal of confidence in our Fund’s current holdings, which we believe are extremely attractive investment opportunities.  We hope this letter helps give you similar confidence.

We thank you for your investment and support and look forward to many years of partnership.

Investment in the Tilson Focus Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Investment in the Fund  is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

Tilson Dividend Fund
[This section is written by Zeke Ashton, the manager of the Tilson Dividend Fund.]

We are pleased with the performance of the Tilson Dividend Fund for the first six months of fiscal 2010.  Despite being conservatively positioned and maintaining a high cash position, the Fund managed to produce total returns that slightly exceeded the performance of its benchmark, the Dow Jones Select U.S. Dividend Index.  That said, we do not consider performance over a period as short as six months or even one year to be especially meaningful, preferring instead to measure ourselves over rolling 3-to-5 year time frames.  This latter perspective allows us (and our investors) to gauge the Fund’s performance over a more representative sample of market environments.

Performance Review
Keeping the timeframe mentioned above in mind, the Tilson Dividend Fund reached its five-year anniversary in March 2010.  The last five years has offered virtually every kind of environment for stock market investors.  The period began with a period of smoothly rising stock prices and low volatility (2005 and 2006), followed by a much choppier year with rising volatility (2007), and then a very severe bear market characterized by extraordinary volatility and historic price declines (2008 through early 2009).  Finally, for the year ending April 30, 2010, the market was characterized by surging stock prices and low volatility similar to 2006.  Given the wide variety of conditions over the past five years that included a bear market of historic proportions, we think that this period offers a good litmus test for the Fund’s strategy.

So, how did we do?  For the five years ended April 30, the Fund produced annualized average returns of 9.98%.  This figure fell a little short of our internal goal of low double-digit annualized returns, but we consider the performance more than acceptable in light of the gale-force headwinds faced by investors during the past five years.  And relative to other investing alternatives, the Tilson Dividend Fund performed extraordinarily well.  The Fund’s benchmark, comprised of 100 large cap stocks selected for dividend yield, dividend growth, and dividend payout ratio managed to produce an annualized return of less than 0.2% during the same period.  Relative to other mutual funds, the Tilson Dividend Fund was ranked as the number one performing fund in the Equity Income category by Lipper for the 3-year and 5-year periods ending April 30, 2010.  In addition, Morningstar, which classifies the Fund as “mid-cap blend”, ranked it in the top 1% of all performers over the same time periods.

Overall, then, we consider the Fund’s performance for its first five years to have been satisfactory on an absolute basis and excellent relative to the other investment alternatives that are comparable to the Fund and easily available to the individual investor.

Having reviewed the Fund’s performance, we’d like to now spend some time reviewing the Fund’s strategy and why we think it offers unique advantages to investors.

Strategy Review
Our strategy is designed for a slow and steady approach to accumulating value through three primary sources: 1) capital gains associated with the rise in value of our portfolio holdings over time; 2) the dividend income paid out to us by our portfolio companies; and 3) the option premiums we receive from selling call options against some portion of our various holdings. (Please see the Fund prospectus for a full discussion on the risks and investment merits of writing covered call options).

We believe the attractiveness of the Fund’s strategy lies in its all-weather nature. When the markets are strong, we expect our portfolio holdings to perform strongly and gain in price. We continue to receive dividends from our dividend paying stocks, while the call options we’ve sold (written against our non-dividend paying stocks) generally will cause us to have some portion of our holdings in those securities called away from us, hopefully at prices that reflect our estimate of fair value of those holdings. This generally results in some natural selling of securities during periods of stock market advancement.

When markets are weak, numerous studies show that high-dividend-paying stocks such as those we strive to own in our portfolio typically outperform non-dividend-paying stocks.  This is because the attractive yield usually provides support to the stock price and, in addition, dividend-paying stocks often benefit from a “flight to quality” dynamic in which investors move from speculative securities to “safe” securities during times of uncertainty.  Even in weak markets we expect to continue to receive dividend income from our dividend-paying holdings, which we can then re-deploy into those securities that we find most attractive, in an environment in which there are likely to be compelling values.  At the same time, the call options sold against our portfolio generally decline significantly in value, earning us profits that we can then re-deploy to our favorite stock ideas.

Finally, should there be an extended period when markets are flat and exhibit neither a strong upward nor downward trend, we expect that the income from dividends and option premiums will allow us to produce acceptable returns that we can re-deploy into compelling new ideas as we identify them.

To Cover or Not to Cover
It is our view that selling covered calls isn’t a strategy that makes sense all the time or on every stock.  Very simply, it depends on the price we receive.  To achieve the benefits offered by our strategy, we must be disciplined and sell covered calls only when we are adequately compensated for doing so.  Done correctly, we believe selling covered calls both augments returns and lowers risk, which is a tough combination to find in the investing world.  Selling covered calls at unattractive prices, on the other hand, is likely to actually reduce overall returns over a full market cycle without much of a benefit in terms of reduction in portfolio risk.

Last year we made a subtle change to the Fund’s investment strategy by relaxing the requirement that every investment position produce income.  This provides us the alternative to hold certain investments in the Fund that do not produce current income (either through dividends or covered call options) if we believe such securities offer significant potential for capital gains. Of course, we continue to strive to construct a portfolio that in aggregate offers total income that compares favorably to other income-oriented equity funds. However, we wanted to ensure that our strategy guidelines allow us to exploit the income opportunities to the fullest but do not inadvertently result in a failure to maximize other opportunities that offer the potential for significant capital appreciation as well.  Most importantly, we didn’t want to be captive to a strategy that forced us to accept unattractive option premiums on our portfolio holdings in order to meet the requirement to produce income from every position.

This change in strategy partially explains the significant drop-off in the number of covered calls we have written against the Fund’s positions in early 2010 versus the comparable period in 2009.  With the decline in market-wide volatility over the past year, we have found that the covered call premiums on the stocks in our portfolio have declined accordingly. This has made it less attractive to write covered calls, and as a result we haven’t been as active in doing so.  The recent spike in volatility in May has done wonders for covered call premiums, however, and therefore we would expect to write covered calls on more of our holdings in the next few months as premiums become more attractive.

Portfolio Update
As of April 30, 2010, the Tilson Dividend Fund was approximately 77% invested in equities, spread across 25 holdings. Cash and money market funds represented approximately 23% of the Fund’s assets. Notional covered call liabilities came to less than 0.5% of the Fund’s assets, compared to over 5% of the Fund’s assets at the same time last year, due to the low volatility environment that we described above.

At April 30, 2010, our top 10 positions were as follows:

Position	% of Fund
1) LabCorp (LH)	5.5%
2) Vodafone (VOD)	5.3%
3) EMC Corp (EMC)	5.0%
4) Madison Square Garden (MSG)	4.0%
5) Alleghany (Y)	4.0%
6) Northrop Grumman (NOC)	4.0%
7) Fidelity National Financial (FNF)	4.0%
8) MVC Capital (MVC)	3.7%
9) GameStop (GME)	3.7%
10) MIND C.T.I. (MNDO)	3.5%
Total:	42.7%

With the strategy change described above, we expect that our holdings in the Tilson Dividend Fund will fall into one of three categories, in rough order of preference:  1) securities that we believe are both undervalued and offer above-average dividend yields; 2) securities that we believe are undervalued that we can pair with covered calls to create a satisfactory total return investment; and 3) securities that we believe are deeply undervalued and offer reasonable safety, but which don’t currently pay a meaningful dividend or offer attractive covered call premiums.

While we generally prefer for the majority of the Fund’s holdings fit into the first two categories, we believe having some component of category #3 is advantageous to the portfolio.  For example, many dividend yielding stocks trade in a correlated fashion and events such as changes in interest rates or dividend taxes will obviously have an outsized effect on these stocks.  Having some securities in our portfolio that don’t share similar characteristics and are classified differently by the markets offers us certain diversification benefits even within the context of a portfolio as concentrated as ours.

Thoughts on Recent Market Conditions
As of this writing in late May, the stock market has sold off significantly from the levels seen at the end of April, with a corresponding spike in volatility.  Like everybody else, we don’t enjoy watching the prices of our portfolio holdings decline.  However, we believe we are well positioned to take advantage of the bargains that are likely to come from an increase in fear and uncertainty in the markets, given the significant amount of un-invested cash we have to deploy.   Furthermore, the increase in volatility is likely to dramatically increase the opportunities for us to pair our stock purchases with attractive covered call options.

Overall, we hope that you share our view that rapid stock market increases are opportunities to sell fully-valued securities, while stock market sell-offs bring opportunities to buy undervalued securities and increase our portfolio’s income production.  The truth is that we need the occasional market sell-off, uncomfortable though they can be at the time, in order to re-load our portfolio with new and compelling investments.

We will make every effort to continue to execute on the Fund’s unique, value-oriented strategy in order to produce satisfactory total returns to our investors over time with acceptable risk.  Thank you for your continued confidence in the Tilson Dividend Fund.

Investment in the Tilson Dividend Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Investment in the Fund  is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

Sincerely yours,
Whitney Tilson and Glenn Tongue, Co-Portfolio Managers, Tilson Focus Fund

Zeke Ashton, Portfolio Manager, Tilson Dividend Fund

Sincerely

An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing.  The prospectus contains this and other information about the Funds.  A copy of the prospectus is available by calling the Funds directly at (888) 484-5766.  The prospectus should be read carefully before investing.

The Dow Jones Wilshire 5000 Composite Total Return Index (full cap) is an index of 5,000 stocks selected according to a methodology developed and administered by Wilshire Associates.  The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co.  It is not possible to invest in indices (like the Dow Jones Wilshire 5000 Index and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

Statements in this letter that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements.  No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements.  Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Tilson Focus Fund

Schedule of Investments
(Unaudited)

As of April 30, 2010
		Shares	Value (Note 1)

COMMON STOCKS - 75.49%

Consumer Discretionary - 10.27%
*	Ambassadors International, Inc.	6,926	$ 4,640
	Barnes & Noble, Inc.	138	3,041
*	Borders Group, Inc.	70,889	180,058
	CKE Restaurants, Inc.	8,456	104,347
*	Daily Journal Corp.	347	24,745
*	dELiA*s, Inc.	279,007	488,262
*	Domino's Pizza, Inc.	624	9,616
	Footstar, Inc.	57,514	18,980
*	Liberty Media Corp - Capital	3,207	141,974
*	Premier Exhibitions, Inc.	1,829	2,579
*	Proliance International, Inc.	716	-
*a	Sears Canada, Inc.	19,407	530,966
*	Sears Holdings Corp.	6	726
	Target Corp.	16	910
*	TravelCenters of America LLC	11,070	45,055
*	Ultimate Escapes, Inc.	744	1,376
	Wendy's/Arby's Group, Inc.	49,845	264,677
	Whirlpool Corp.	200	21,774
			1,843,726
Consumer Staples - 7.59%
	Altria Group, Inc.	272	5,763
*	American Italian Pasta Co.	61	2,393
μ	Anheuser-Busch InBev NV	20,398	988,283
	Dr. Pepper Snapple Group, Inc.	571	18,689
	The Coca-Cola Co.	22	1,176
*	Winn-Dixie Stores, Inc.	27,434	345,943
			1,362,247
Energy - 2.74%
*	Atlas Energy, Inc.	200	7,216
*	Atlas Pipeline Partners LP	23	332
*	Contango Oil & Gas Co.	5,775	317,048
*	Crosstex Energy, Inc.	4,875	44,021
*	Crosstex Energy LP	10,738	125,205
			493,822
Financials - 41.85%
	American Express Co.	9,227	425,549
*	Beneficial Mutual Bancorp, Inc.	3,634	36,013
*	Berkshire Hathaway, Inc. †	24,206	1,863,862
	BlackRock Kelso Capital Corp.	2,585	27,427
*	Citigroup, Inc.	472	2,063

			(Continued)

Tilson Focus Fund

Schedule of Investments
(Unaudited)

As of April 30, 2010
		Shares	Value (Note 1)

Financials - continued
	Discover Financial Services	337	$ 5,210
	Fairfax Financial Holdings Ltd.	1,113	419,746
	Fidelity National Financial, Inc.	2,705	41,062
*	Fox Chase Bancorp, Inc.	316	3,545
	General Growth Properties, Inc. REIT	184,406	2,895,173
*	Liberty Acquisition Holdings Corp.	12	121
	MVC Capital, Inc.	368	5,200
*	OBA Financial Service, Inc.	444	4,911
	Ocean Shore Holding Co.	958	11,017
*	Ocwen Financial Corp.	5,716	66,020
*	Origen Financial, Inc. REIT	2,291	3,940
	Phoenix Group Holdings	15,439	167,346
	Resource America, Inc.	143,684	849,172
	The First of Long Island Corp.	1,916	49,318
	Two Harbors Investment Corp. REIT	57,936	514,472
	US Bancorp	23	616
	Wells Fargo & Co.	5	166
	Wesco Financial Corp.	322	122,054
	Winthrop Realty Trust REIT	109	1,471
			7,515,474
Health Care - 1.08%
*	Boston Scientific Corp.	832	5,724
	Johnson & Johnson	115	7,394
*	Osteotech, Inc.	16,015	68,064
	Pfizer, Inc.	6,705	112,108
			193,290
Industrials - 0.02%
	General Electric Co.	177	3,338
			3,338
Information Technology - 4.65%
	Broadridge Financial Solutions, Inc.	488	11,619
*	CommScope, Inc.	253	8,243
*	eBay, Inc.	603	14,357
*	EchoStar Corp.	14,664	281,696
	Microsoft Corp.	3,773	115,227
*	MRV Communications, Inc.	3,726	5,738
*	PNI Digital Media, Inc.	65,897	119,933
*	Spark Networks, Inc.	35,513	122,875
*	Tucows, Inc.	2,779	2,084
*	Yahoo!, Inc.	9,307	153,845
			835,617

			(Continued)

Tilson Focus Fund

Schedule of Investments
(Unaudited)

As of April 30, 2010
			Shares		Value (Note 1)

Materials - 0.92%
	Huntsman Corp.		14,082		$ 160,675
	The Dow Chemical Co.		143		4,409
					165,084
Telecommunications - 6.37%
*	Iridium Communications, Inc.		141,844		1,143,263
					1,143,263

	Total Common Stocks (Cost $12,575,278)				13,555,861

WARRANTS - 8.89%
*	Liberty Acquisition Holdings Corp.		565,453		887,761
*	Ultimate Escapes, Inc.		31,120		622
*	GLG Partners, Inc.		8,317		1,081
*	JPMorgan Chase & Co.		4,459		61,936
*	Phoenix Group Holdings		14,053		13,099
*	Two Harbors Investment Corp.		175,495		50,894
*	Iridium Communications, Inc.		226,072		571,962
*	Iridium Communications, Inc.		6,101		7,687

	Total Warrants (Cost $939,606)				1,595,042

INVESTMENT COMPANIES (Closed-End Funds) - 0.01%
	BlackRock Enhanced Capital and Income Fund, Inc.		106		1,672
*	Boulder Growth & Income Fund, Inc.		31		188

	Total Investment Companies (Closed-End Funds) (Cost $1,225)				1,860

INVESTMENT COMPANY (Open-End Fund) - 7.80%
§	HighMark 100% US Treasury Money Market Fund, 0.01%				1,401,042

	Total Investment Company (Open-End Fund) (Cost $1,401,042)				1,401,042

		Number of	Exercise	Maturity
		Contracts	Price	Date

CALL OPTIONS PURCHASED - 4.95%
*	Berkshire Hathaway	105	$ 70	5/22/2010	88,200
*	Berkshire Hathaway	213	60	6/19/2010	369,555
*	Berkshire Hathaway	53	62	6/19/2010	85,065
*	Kraft Food, Inc.	303	20	1/21/2012	297,698
*	Kraft Food, Inc.	49	20	6/19/2010	47,897

	Total Call Options Purchased (Cost $949,284)				888,415

					(Continued)

Tilson Focus Fund

Schedule of Investments
(Unaudited)

As of April 30, 2010
		Number of Contracts	Exercise	Maturity	Value (Note 1)
			Price	Date

PUT OPTION PURCHASED - 0.83%
	* Simon PPTY Group, Inc.	216	$ 95	5/22/2010	$ 149,040

	Total Put Option Purchased (Cost $221,832)				149,040

			Interest	Maturity
		Principal	Rate	Date
PRIVATE MORTGAGE BACKED SECURITY - 1.77%
	Long Beach Mortgage Loan Trust	826,907	5.42%	9/25/2036	318,359

	Total Private Mortgage Backed Security (Cost $306,904)				318,359

Total Value of Investments (Cost $16,395,171) - 99.74%					$ 17,909,619

Other Assets Less Liabilities - 0.26%					47,392

	Net Assets - 100%				$ 17,957,011

*	Non-income producing investment.	LLC - Limited Liability Company
§	Represents 7 day effective yield.	LP - Limited Partnership
a	Canadian security.	REIT - Real Estate Investment Company
μ	American Depositary Receipt	NV - Naamloze Vennootschap (Dutch)
†	Portion of security pledged as collateral for call options written

	Summary of Investments by Sector
		% of Net
	Sector	Assets	Value
	Consumer Discretionary	10.27%	$1,844,348
	Consumer Staples	7.59%	1,362,247
	Energy	2.75%	493,822
	Financials	49.28%	8,848,604
	Health Care	1.08%	193,290
	Industrials	0.02%	3,338
	Information Technology	4.65%	835,617
	Materials	0.92%	165,084
	Telecommunications	9.59%	1,722,912
	Other	13.59%	2,440,357
	Total	99.74%	$17,909,619

See Notes to Financial Statements

Tilson Dividend Fund

Schedule of Investments
(Unaudited)

As of April 30, 2010
		Shares	Value (Note 1)

COMMON STOCKS - 74.24%

Consumer Discretionary - 15.17%
*	Biglari Holdings, Inc.	700	$ 273,875
*	Chipotle Mexican Grill, Inc. †	800	107,928
*	GameStop Corp. †	23,000	559,130
*	Madison Square Garden, Inc. †	30,000	622,500
	PetSmart, Inc.	12,200	403,454
	Staples, Inc.	17,000	400,010
			2,366,897
Financials - 25.90%
*	Alleghany Corp.	2,056	610,961
	Annaly Capital Management, Inc. REIT	16,000	271,200
	Capital Southwest Corp.	4,809	452,286
	Diamond Hill Investment Group, Inc.	5,000	390,200
	Fairfax Financial Holdings Ltd.	800	301,704
	Fidelity National Financial, Inc.	40,000	607,200
	MVC Capital, Inc.	40,000	565,200
	Safety Insurance Group, Inc.	14,000	522,060
ε	Tetragon Financial Group Ltd.	61,000	318,420
			4,039,231
Health Care - 6.55%
*	Laboratory Corp. of America Holdings	13,000	1,021,410
			1,021,410
Industrials - 5.51%
a	AG Growth International, Inc.	7,000	248,696
	Northrop Grumman Corp.	9,000	610,470
			859,166
Information Technology - 14.21%
*	eBay, Inc. †	22,000	523,820
*	EMC Corp.	40,000	760,400
μ	Himax Technologies, Inc.	117,120	366,586
	Mind CTI Ltd.	267,867	565,199
			2,216,005
Materials - 1.21%
*	Terra Nova Royalty Corp.	13,900	188,067
			188,067
Telecommunications - 5.69%
μ	Vodafone Group PLC	40,000	888,000
			888,000

	Total Common Stocks (Cost $9,988,192)		11,578,776

			(Continued)

Tilson Dividend Fund

Schedule of Investments
(Unaudited)

As of April 30, 2010
		Shares 1		Value (Note 1)

CLOSED-END FUND - 2.67%

ε	JZ Capital Partners Ltd.	90,000		$ 416,584

	Total Closed-End Fund (Cost $389,170)			416,584

INVESTMENT COMPANY - 25.71%

§	Fidelity Institutional Money Market Funds - Government Portfolio, 0.04%			4,010,428

	Total Investment Company (Cost $4,010,428)			4,010,428

Total Value of Investments (Cost $14,387,790) - 102.62%				$ 16,005,788

Liabilities in Excess of Other Assets - (2.62)%				(409,048)

Net Assets - 100%				$ 15,596,740

*	Non-income producing investment.
§	Represents 7 day effective yield.
†	Portion of security pledged as collateral for call options written.
μ	American Depositary Receipt
a	Canadian security
ε	Guersney security

The following acronyms are used in this portfolio:
PLC - Public Limited Company (British)
REIT - Real Estate Investment Company

	Summary of Investments by Sector
		% of Net
	Sector	Assets	Value
	Consumer Discretionary	15.17%	$ 2,366,897
	Financials	25.90%	4,039,231
	Health Care	6.55%	1,021,410
	Industrials	5.51%	859,166
	Information Technology	14.21%	2,216,005
	Materials	1.21%	188,067
	Telecommunications	5.69%	888,000
	Closed-End Fund	2.67%	416,584
	Other	25.71%	4,010,428
	Total	102.62%	$ 16,005,788

				(Continued)

Tilson Dividend Fund

Schedule of Investments
(Unaudited)

As of April 30, 2010
	Number of Contracts	Exercise Price	Maturity Date	Value (Note 1)

CALL OPTIONS WRITTEN (note 4)
* Chipotle Mexican Grill, Inc.	60	120.00	1/22/2011	$ 20,400
* eBay, Inc.	56	30.00	1/22/2011	5,160
* GameStop Corp.	200	22.50	11/20/2020	23,520
* Madison Square Garden, Inc.	8	25.00	1/22/2011	18,000

Total (Premiums Received $59,244)				$ 67,080

* Non-income producing investment

See Notes to Financial Statements

Tilson Funds

Statements of Assets and Liabilities
(Unaudited)
	Focus	Dividend
As of April 30, 2010	Fund	Fund

Assets:
Investments, at cost	$ 16,395,171	$ 14,387,790
Investments, at value (note 1)	$ 17,909,619	$ 16,005,788
Cash	11,650	-
Foreign Cash ($0 and $989)	-	989
Receivables:
Investments sold	167,195	-
Fund shares sold	71,652	48,689
Dividends and interest, at value (note 1)	8,742	5,998	(a)
Transaction losses	29	-
Prepaid expenses
Fund accounting fees	2,363	2,363
Compliance fees	769	678
Other expenses	24,726	23,630

Total Assets	18,196,745	16,088,135

Liabilities:
Call options written, at value (premiums received $59,244)	-	67,080
Payables:
Investments purchased	214,994	407,304
Fund shares repurchased	3,085	204
Accrued expenses	2,640	3,176
Due to affiliates:
Advisor (note 2)	19,015	13,631

Total Liabilities	239,734	491,395

Net Assets	$ 17,957,011	$ 15,596,740

Net Assets Consist of:
Capital (par value and paid in surplus)	19,413,500	14,020,397
Accumulated net investment (loss) income	(19,989)	21,804
Accumulated net realized loss on investments	(2,950,948)	(55,635)
Net unrealized appreciation on investments	1,514,448	1,610,174

Total Net Assets	$ 17,957,011	$ 15,596,740
Shares Outstanding, $0.001 par value (unlimited authorized shares)	1,538,086	1,253,724
Net Asset Value, Maximum Offering Price and Redemption Price Per Share (b)	$ 11.67	$ 12.44

(a) At Cost, $5,986

(b)	The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of the fund shares occurring within one year following the issuance of such shares.

See Notes to Financial Statements

Tilson Funds

Statements of Operations
(Unaudited)
	Focus	Dividend
For the six month period ended April 30, 2010	Fund	Fund

Investment Income:
Interest	$ 107,719	$ -
Dividends	95,390	135,705
Foreign withholding tax	(1,670)	(12,392)

Total Income	201,439	123,313

Expenses:
Advisory fees (note 2)	103,453	76,319
Advisory performance fees (note 2)	23,273	-
Administration fees (note 2)	13,027	12,193
Transfer agent fees (note 2)	14,368	13,177
Registration and filing administration fees (note 2)	3,868	3,868
Fund accounting fees (note 2)	14,081	13,898
Compliance services fees (note 2)	3,843	3,843
Custody fees (note 2)	4,506	3,101
Legal fees	9,917	9,917
Audit and tax preparation fees	6,695	6,695
Registration and filing expenses	9,099	9,083
Printing expenses	843	695
Trustees' fees and meeting expenses	2,628	2,628
Securities pricing fees	2,827	2,033
Other operating expenses	5,671	4,584

Total Expenses	218,099	162,034

Expenses reimbursed by Advisor (note 2)	(60,227)	(62,787)

Net Expenses	157,872	99,247

Net Investment Income	43,567	24,066

Net Realized and Unrealized Gain from Investments and Foreign Currency:
Net realized gain (loss) from:
Investments	1,690,992	823,992
Foreign currency transactions	(983)	(2,690)
Options written	-	(70,703)

Change in unrealized appreciation (depreciation) on:
Investments and foreign currency transactions	1,867,768	1,008,447
Options written	-	(25,197)

Net Realized and Unrealized Gain on Investments and Foreign Currency	3,557,777	1,733,849

Net Increase in Net Assets Resulting from Operations	$ 3,601,344	$ 1,757,915

See Notes to Financial Statements

Tilson Funds

Statements of Changes in Net Assets

	Focus Fund
	April 30,	October 31,
For the six month period or fiscal year ended	2010 (a)	2009
Operations:
Net investment income	$ 43,567	$ 1,857
Net realized gain (loss) from investment transactions and
foreign currency translations	1,690,009	(2,262,806)
Change in unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies	1,867,768	4,362,755
Net Increase in Net Assets Resulting from Operations	3,601,344	2,101,806
Distributions to Shareholders: (note 5)
Return of Capital	-	(64,595)
Net investment income	(63,556)	-
Decrease in Net Assets Resulting from Distributions	(63,556)	(64,595)
Capital Share Transactions: (note 6)
Shares sold	3,886,784	1,299,069
Redemption fees	2,133	2,632
Reinvested distributions	59,777	61,247
Shares repurchased	(907,789)	(2,031,697)
Increase (Decrease) from Capital Share Transactions	3,040,905	(668,749)
Net Increase in Net Assets	6,578,693	1,368,462
Net Assets beginning of period	11,378,318	10,009,856
Net Assets end of period	$ 17,957,011	$ 11,378,318
Accumulated Net Investment Loss	$ (19,989)	$ -

	Dividend Fund
	April 30,	October 31,
For the six month period or fiscal year ended	2010 (a)	2009
Operations:
Net investment income	$ 24,066	$ 39,463
Net realized gain from investment transactions and foreign currency translations	821,302	410,251
Net realized loss from options written	(70,703)	(149,731)
Change in unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies	983,250	1,881,112
Net Increase in Net Assets Resulting from Operations	1,757,915	2,181,095
Distributions to Shareholders: (note 5)
Net investment income	-	(56,115)
Net realized gain from investment transactions	-	-
Decrease in Net Assets Resulting from Distributions	-	(56,115)
Capital Share Transactions: (note 6)
Shares sold	6,408,278	2,047,049
Redemption fees	6,068	7,098
Reinvested distributions	-	54,020
Shares repurchased	(1,221,408)	(1,293,614)
Increase from Capital Share Transactions	5,192,938	814,553
Net Increase in Net Assets	6,950,853	2,939,533
Net Assets beginning of period	8,645,887	5,706,354
Net Assets end of period	$ 15,596,740	$ 8,645,887
Accumulated Net Investment Income (Loss)	$ 21,804	$ (2,262)
(a) Unaudited.

See Notes to Financial Statements

Tilson Funds

Financial Highlights
			Focus Fund
For a share outstanding during the	April 30,		October 31,
six month period and fiscal years ended	2010 (b)		2009		2008	2007	2006	2005 (a)

Net Asset Value, Beginning of Period	$ 8.99		$ 7.19		$ 13.09	$ 12.61	$ 9.79	$ 10.00

Income (Loss) from Investment Operations:
Net investment income (loss)	0.04		0.00	(c)	(0.04)	(0.08)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on
securities and foreign currency translations	2.69		1.85		(4.95)	0.70	2.98	(0.15)

Total from Investment Operations	2.73		1.85		(4.99)	0.62	2.89	(0.21)

Less Distributions:
Return of capital	-		(0.05)		-	-	-	-
Dividends (from net investment income)	(0.05)		-		-	-	-	-
Distributions (from capital gains)	-		-		(0.93)	(0.16)	(0.08)	-

Total Distributions	(0.05)		(0.05)		(0.93)	(0.16)	(0.08)	-

Paid in Capital
Paid in capital (from redemption fees) (note 1)	0.00	(c)	0.00	(c)	0.02	0.02	0.01	0.00	(c)

Total Paid in Capital	0.00		0.00		0.02	0.02	0.01	0.00

Net Asset Value, End of Period	$ 11.67		$ 8.99		$ 7.19	$ 13.09	$ 12.61	$ 9.79

Total Return (e)(f)	30.46%		26.23%		(40.23%)	5.07%	29.74%	(2.10)%

Net Assets, End of Period (in thousands)	$ 17,957		$ 11,378		$ 10,010	$ 24,095	$ 11,290	$ 6,274

Average Net Assets for the Period (in thousands)	$ 13,944		$ 8,910		$ 15,830	$ 20,018	$ 8,663	$ 4,558

Ratios of:
Gross Expenses to Average Net Assets (g)	3.15%	(d)	3.68%		2.23%	2.53%	3.47%	6.22%	(d)
Net Expenses to Average Net Assets (g)	2.28%	(d)	2.07%		1.47%	1.98%	2.01%	1.95%	(d)
Net Investment Income (Loss)
to Average Net Assets	0.63%	(d)	0.02%		(0.37%)	(0.70%)	(0.97%)	(1.33%)	(d)

Portfolio Turnover Rate	49.35%		168.34%		151.17%	172.24%	84.67%	79.96%

(a)	For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2005.
(b) Unaudited.
(c) Actual amount is less than $0.01 per share.
(d) Annualized.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f) Total return does not reflect sales charge.
(g)	The expense ratios listed above reflect total expenses prior to any reimbursements (gross expense ratio) and after any reimbursements (net expense ratio).

See Notes to Financial Statements

Tilson Funds

Financial Highlights
			Dividend Fund
For a share outstanding during the	April 30,		October 31,
six month period and fiscal years ended	2010 (b)		2009	2008	2007	2006		2005 (a)

Net Asset Value, Beginning of Period	$ 10.41		$ 7.64	$ 12.65	$ 12.61	$ 10.32		$ 10.00

Income (Loss) from Investment Operations:
Net investment income (loss)	0.02		0.05	(0.04)	(0.01)	0.04		(0.01)
Net realized and unrealized gain (loss) on
securities and foreign currency translations	2.01		2.78	(3.19)	1.00	2.25		0.33

Total from Investment Operations	2.03		2.83	(3.23)	0.99	2.29		0.32

Less Distributions:
Dividends (from net investment income)	-		(0.07)	-	(0.02)	-		-
Distributions (from capital gains)	-		-	(1.79)	(0.94)	-		-

Total Distributions	-		(0.07)	(1.79)	(0.96)	-		-

Paid in Capital
Paid in capital (from redemption fees) (note 1)	0.00	(c)	0.01	0.01	0.01	0.00	(c)	-

Total Paid in Capital	0.00		0.01	0.01	0.01	0.00	(c)	-

Net Asset Value, End of Period	$ 12.44		$ 10.41	$ 7.64	$ 12.65	$ 12.61		$ 10.32

Total Return (e)(f)	19.50%		37.51%	(28.50%)	8.42%	22.19%		3.20%

Net Assets, End of Period (in thousands)	$ 15,597		$ 8,646	$ 5,706	$ 9,343	$ 6,650		$ 3,835

Average Net Assets for the Period (in thousands)	$ 10,269		$ 6,700	$ 7,263	$ 8,433	$ 5,238		$ 2,559

Ratios of:
Gross Expenses to Average Net Assets (g)	3.18%	(d)	4.08%	3.87%	3.53%	4.54%		9.52%	(d)
Net Expenses to Average Net Assets (g)	1.95%	(d)	1.95%	1.95%	1.95%	1.95%		1.95%	(d)
Net Investment Income (Loss)
to Average Net Assets	0.47%	(d)	0.59%	(0.43%)	0.02%	0.39%		(0.14%)	(d)

Portfolio Turnover Rate	71.79%		163.97%	158.53%	124.31%	99.10%		31.13%

(a)	For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2005.
(b) Unaudited.
(c) Actual amount is less than $0.01 per share.
(d) Annualized.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f) Total return does not reflect sales charge.
(g)	The expense ratios listed above reflect total expenses prior to any reimbursements (gross expense ratio) and after any reimbursements (net expense ratio).

See Notes to Financial Statements

Tilson Funds

Notes to Financial Statements (Unaudited)

1.	Organization and Significant Accounting Policies

The Tilson Focus Fund and the Tilson Dividend Fund (collectively the “Funds” and individually a “Fund”) are series funds.  The Funds are part of The Tilson Investment Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company.  Each of the Funds in this report are classified as non-diversified as defined in the 1940 Act.

The Tilson Focus Fund (the “Focus Fund”) commenced operations on March 16, 2005. The investment objective of the Fund is to seek long-term capital appreciation through investment in equity securities of companies that the Advisor believes are undervalued in the securities market.

The Tilson Dividend Fund (the “Dividend Fund”) commenced operations on March 16, 2005.  The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income.  The Fund invests in common stocks of companies that the Advisor believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

The following is a summary of significant accounting policies consistently followed by the Funds.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for the financial statements issued for years ending after September 15, 2009.  Herein, the Funds will make reference to accounting principles generally accepted in the United States issued by FASB as Accounting Standards Codification (“ASC”).

Investment Valuation
The Funds’ investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”).  For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option.  Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time.  If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time.  An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
The Funds have adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

Various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

a.	Level 1: quoted prices in active markets for identical securities
b.	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
c.	Level 3: significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments)

The Funds have adopted FASB guidance updating ASC Topic 820 titled, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” which provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction that is not orderly, and how that information must be incorporated into fair value measurement.  The guidance emphasizes that even if there has been a significant decrease in volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the six month period ending April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Funds’ assets as of April 30, 2010:

Focus Fund
Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Common Stocks	$13,555,861	$13,555,861	$-	$-
Private Mortgage Backed Security	318,359	-	-	318,359
Warrants	1,595,042	1,595,042	-	-
Investment Company (Closed-End)	1,860	-	1,860	-
Investment Company (Open-End)	1,401,042	-	1,401,042	-
Call Options Purchased	888,415	-	888,415	-
Put Options Purchased	149,040	-	149,040	-
Total Assets	$17,909,619	$15,150,903	$2,440,357	$318,359

Dividend Fund
Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Common Stocks	$11,578,776	$11,578,776	$-	$-
Closed-End Fund	416,584	416,584	-	-
Investment Company	4,010,428	-	4,010,428	-
Total Assets	$16,005,788	$11,995,360	$4,010,428	$-

Liabilities
Call Options Written	$67,080	$-	$67,080	$-

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Fund	Description	Private Mortgage Backed Security
Focus Fund	Balance, beginning of period	$ 387,311
	Accrued discounts	8,922
	Realized gains	97,319
	Change in unrealized appreciation (depreciation)	(21,566)
	Net sales	(153,627)
	Balance, end of period	$ 318,359

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to Level 3 investments still held at April 30, 2010 is $11,455.

Derivative Financial Instruments
The Funds may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Funds to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Funds’ independent pricing services and the Funds’ net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets on the Statements of Assets and Liabilities.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The following table set forth the effect of the option contracts on the Statement of Assets and Liabilities for the year ending April 30 ,2010:

Fund	Derivative Type	Location	Fair Value
Focus Fund	Equity Contracts – purchased options	Investments, at value	$1,037,455
Dividend Fund	Equity Contracts – written options	Call options written, at value	67,080

The following table sets forth the effect of the option contracts on the Statement of Operations for the six month period ending April 30, 2010:

Fund	Derivative Type	Location	Gains (Losses)
Focus Fund	Equity Contracts – purchased options	Net realized gain from options	$143,878
	Equity Contracts – purchased options	Change in unrealized depreciation	(175,462)
Dividend Fund	Equity Contracts – purchased options	Net realized loss from options	(213,306)
	Equity Contracts – written options	Net realized loss from options	(70,703)
	Equity Contracts – purchased options	Change in unrealized depreciation	(25,624)
	Equity Contracts – written options	Change in unrealized depreciation	(25,197)
Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.
(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Option Writing
When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.  The Funds, as the writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Expenses
The Funds bear expenses incurred specifically on its behalf as well as a portion of general Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

Dividend Distributions
The Funds may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Fees on Redemptions
The Funds charge a redemption fee of 2.00% of the amount redeemed on redemptions of Funds’ shares occurring within one year following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.  The redemption fees charged for the six month period ending April 30, 2010 were $2,133 and $6,068 for the Focus Fund and Dividend Fund, respectively.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

2.  Transactions with Affiliates

Advisor (Both Funds)
The Funds pay a monthly advisory fee to T2 Partners Management L.P. (the “Advisor”) based upon the average daily net assets of each Fund.  The Advisor has entered into contractual agreements (“Expense Limitation Agreement”) with the Funds under which it has agreed to reduce the amount of the investment advisory fee to be paid to the Advisor by the Funds for certain months and to assume other expenses of each of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, and extraordinary expenses) to not more than a specified percentage of the average daily assets of each Fund for the current fiscal year.  There can be no assurance the Expense Limitation Agreement will continue in the future.  The expense limitation percentages for the six month period ending April 30, 2010 were 0.45% for each Fund.  During the period, expenses were reimbursed in the amounts of $60,227 and $62,787, for the Focus Fund and Dividend Fund, respectively.

Advisor (Focus Fund)
As full compensation for investment advisory services, the Advisor receives monthly compensation in the form of a Variable Advisory Fee.  The fee is comprised of two component fees: (i) a fixed rate of 1.50% of the average daily net assets of the Focus Fund (“Fulcrum Fee”) and (ii) a performance incentive fee (“Performance Fee”).

The Fulcrum Fee is calculated by multiplying 1.50% by the average net assets of the Focus Fund for the fiscal year to date divided by the number of days in the year multiplied by the number of days in the calendar month.  The Performance Fee is calculated by multiplying the “Performance Adjustment Rate” (as described below) by the average daily net assets of the Focus Fund over the Measuring Period.  While the Performance Fee is calculated on the 12-month Measuring Period, it is pro-rated to a monthly payment to correspond with the Focus Fund’s monthly payment of the Variable Advisory Fee.

The Performance Adjustment Rate will vary with the Focus Fund’s performance as compared to the performance of the Dow Jones Wilshire 5000 Composite Total Return Index (full cap) (“Index”) as published on the close of the market on the last day of the Measuring Period, with dividends reinvested, and will range from -0.45% to +0.45%.  The Performance Adjustment Rate will be calculated at 4.50% of the cumulative difference between the performance of the Focus Fund and that of the Index over the Measuring Period, except that no performance adjustment will be paid if the cumulative difference between the Focus Fund’s performance and that of the Index is +/- 2.00%.  The factor of 4.50% is derived from the fact that the Advisor will achieve the maximum / minimum Performance Adjustment Rate when the cumulative total return difference between the Focus Fund and the Index is +/- 10.00% over the Measuring Period (i.e., 0.45% divided by 10.00%=4.50%).    The performance fees paid by the Fund for over performance during the six month period ending April 30, 2010 were $23,273.

Advisor (Dividend Fund)
As full compensation for the investment advisory services provided to the Dividend Fund, the Advisor receives monthly compensation based on the Dividend Fund’s average daily net assets at the annual rate of 1.50%.

Sub-Advisor (Dividend Fund)
The Dividend Fund’s sub-advisor is Centaur Capital Partners, L.P., (“Sub-Advisor”).  The Sub-Advisor serves in that capacity pursuant to an investment sub-advisory contract with the Advisor as approved by the Trustees.  The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Dividend Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

For its sub-advisory services to the Dividend Fund, the Sub-Advisor receives from the Advisor quarterly compensation based on the Dividend Fund’s average daily net assets at the rate of 0.75% less certain of the Advisor’s marketing and operating expenses, as agreed to between the Advisor and Sub-Advisor.  The Sub-Advisor has also agreed to allow the Advisor to withhold from that compensation up to one-half of the Advisor’s expenses under the Expense Limitation Agreement as it relates to the Dividend Fund.  The Dividend Fund does not pay a direct fee to the Sub-Advisor.
(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

Administrator
The Funds pay a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of each Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month per Fund.  The Administrator also receives a fee to procure and pay the custodian for the Funds, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of these is provided in the schedule below.

	Administration Fees (1)	Custody fees (1)			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
	Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
Both Funds	First $50 million	0.175%	First $100 million	0.020%	$2,250	0.01%	$150 per state
	Next $50 million	0.150%	Over $100 million	0.009%
	Next $50 million	0.125%
	Next $50 million	0.100%
	Over $200 million	0.075%
(1) Minimum monthly fees of $2,000 and $400 for Administration and Custody fees, respectively.

Compliance Services
The Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of The Nottingham Company, provides services which assists the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the Securities and Exchange Commission.  It receives compensation for this service at an annual rate of $7,750 per Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Funds.  It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,750 per month per Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Funds’ principal underwriter and distributor.  The Distributor receives $2,500 per year from each Fund paid in monthly installments for services provided and expenses assumed.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

3.	Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the six month period ended April 30, 2010.  Purchases and proceeds from sales of U.S. Government obligations are included in the totals of Purchases of Securities and Proceeds from Sales of Securities below and also broken out separately for your convenience:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Focus Fund	$7,813,749	$6,007,754
Dividend Fund	8,338,001	6,107,174

There were no purchases of long-term U.S. Government Obligations for either Fund during the six month period ended April 30, 2010.

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

4.	Options Written

As of April 30, 2010, portfolio securities valued at $801,924 were held in escrow by the custodian to cover call options written by the Dividend Fund.

Option Contracts Written for six month period ended April 30, 2010 (Dividend Fund).	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Period	992	$ 113,067
Options written	1,263	287,890
Options closed	(1,786)	(328,558)
Options exercised	(145)	(13,155)
Options expired	-	-
Options Outstanding, End of Period	324	$ 59,244

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the tax positions in the open tax years of 2007, 2008, and 2009 and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Funds’ net assets or results of operations.  As of and during the six month period ending April 30, 2010, the Funds do not have a liability for uncertain tax positions.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Funds did not incur any interest or penalties.

Distributions during the six month peri0d and fiscal years ended were characterized for tax purposes as follows:

		Distributions from
Fund	For the six month period or fiscal year ended	Return of Capital	Ordinary Income	Long-Term Capital Gains
Focus Fund	04/30/2010 0	$ -	$ 63,556	$ -
	10/31/2009 (a)	64,595	-	-
	10/31/2008 (a)	-	451,359	1,225,668
Dividend Fund	04/30/2010 0	$ -	$ -	$ -
	10/31/2009 (a)	-	56,115	-
	10/31/2008 (a)	-	585,919	670,629
(a) Audited.

At April 30, 2010, the tax-basis cost of investments for federal income tax purposes were as follows:
	Focus Fund	Dividend Fund
Cost of Investments	$16,395,171	$14,328,546

Unrealized Appreciation	$3,543,191	$1,693,930
Unrealized Depreciation	(2,028,743)	(83,756)
Net Unrealized Appreciation (Depreciation)	$1,514,448	$1,610,174

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

6.   Capital Share Transactions

For the six month period and fiscal year ended	Focus Fund
	April 30, 2010	October 31, 2009(a)
Transactions in Capital Shares
Shares sold	354,334	179,030
Reinvested distributions	6,026	11,096
Shares repurchased	(88,058)	(317,070)
Net Increase (Decrease) in Capital Shares	272,302	(126,944)
Shares Outstanding, Beginning of Period	1,265,784	1,392,728
Shares Outstanding, End of Period	1,538,086	1,265,784

For the six month period and fiscal year ended	Dividend Fund
	April 30, 2010	October 31, 2009(a)
Transactions in Capital Shares	530,916	218,423
Shares sold
Reinvested distributions	-	6,650
Shares repurchased	(107,991)	(140,702)
Net Increase in Capital Shares	422,925	84,371
Shares Outstanding, Beginning of Period	830,799	746,428
Shares Outstanding, End of Period	1,253,724	830,799
(a) Audited.

7.   Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.  The Funds expect risk of loss to be remote.

8.	Subsequent Events

In accordance with the adoption of ASC Topic 855, Subsequent Events, and in preparing these financial statements, the Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Tilson Funds

Additional Information (Unaudited)

1. Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-800-773-3863 and (2) on the SEC’s website at http://ww.sec.gov.   Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Funds at 1-800-773-3863.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3. Approval of Advisory Agreement

The Advisor supervises the investments of the Funds pursuant to an Investment Advisory Agreement.  The Sub-Advisor assists the Advisor in supervising the Tilson Dividend Fund’s investments pursuant to an Investment Sub-Advisory Agreement.  At the annual meeting of the Funds’ Board of Trustees on December 14, 2009, the Trustees unanimously approved the renewal of the Investment Advisory Agreement and Investment Sub-Advisory Agreement for another year.  In considering whether to approve the renewal of the agreements, the Trustees first reviewed a memorandum from Kilpatrick Stockton LLP (counsel to the Funds) that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the agreements, including the types of information and factors that should be considered in order to make an informed decision.  The Trustees then reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor and Sub-Advisor; (ii) the investment performance of the Funds and the Advisor  and Sub-Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor, Sub-Advisor, and their affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (v) the practices of the Advisor and Sub-Advisor regarding brokerage and portfolio transactions; and (vi) the practices of the Advisor and Sub-Advisor regarding possible conflicts of interest.

With respect to the Investment Advisory Agreement, the Trustees reviewed various informational materials including, without limitation, a copy of the Investment Advisory Agreement for the Funds and a memorandum containing information about the Advisor, its business, its finances, its personnel, and its services to the Funds, as well as comparative information for other mutual funds with strategies similar to the Funds.  The following discussion was held concerning each material factor considered:

1)
In considering the nature, extent, and quality of the services provided by the Advisor to the Funds, the Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations; its coordination of services for the Funds among the Funds’ service providers; and its efforts to promote the Funds, grow the Funds’ assets, and assist in the distribution of Fund shares.  The Trustees noted that the president and principal executive officer and the treasurer, principal financial officer, vice-president, and chief compliance officer of the Funds were employees of the Advisor and serve without additional compensation from the Funds.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, the Advisor’s compliance programs, and the Advisor’s Form ADV), the Board of Trustees concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

(Continued)

Tilson Funds

Additional Information (Unaudited)

2)
In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and applicable peer group data (e.g., Bloomberg peer group averages).  The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies.  After reviewing the short and long-term investment performance of the Funds, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded that the investment performance of the Funds and the Advisor was satisfactory.

3)
In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds, including any benefits derived or to be derived by the Advisor from the relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance policies and procedures; the financial condition of the Advisor; the level of commitment to the Funds and the Advisor by the principals of the Advisor; the asset level of each Fund; and the overall expenses of each Fund, including certain prior fee waivers and reimbursements by the Advisor on behalf of the Funds and the nature and frequency of advisory fee payments.  The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm.  The Trustees reviewed the Funds’ Expense Limitation Agreement in detail, including the nature and scope of the cost allocation for such fees.  The Trustees also considered potential benefits for the Advisor in managing the Funds, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Funds, and the potential for the Advisor to generate soft dollars from certain of the Funds’ trades that may benefit the Advisor’s other clients as well.  The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors.  With respect to each Fund, the Trustees determined that while the management fee and net expense ratio were higher than the comparable funds and the peer group average, each Fund was much smaller than the peer group average.  In addition, the Trustee determined that with the Focus Fund’s variable advisory fee structure, the Fund’s management fee and net expense ratio would fluctuate and could drop below those of the comparable funds and peer group average if the Fund’s performance was less than the performance of the Dow Jones Wilshire 5000.  Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Funds were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

4)
In considering the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an Expense Limitation Agreement.  The Trustees noted that, while the management fees remained the same at all asset levels, the Funds’ shareholders had experienced benefits from the Funds’ Expense Limitation Agreement and would benefit from economies of scale under the Funds’ agreements with service providers other than the Advisor.  Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Funds’ fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that the Expense Limitation Agreement provided potential savings for the benefit of the Funds’ investors.

5)
In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees considered the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the anticipated portfolio turnover rate for the Funds; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board of Trustees determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

(Continued)

Tilson Funds

Additional Information (Unaudited)

6)
In considering the Advisor’s practices regarding possible conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board, including a majority of the Trust’s independent trustees, approved the renewal of the Investment Advisory Agreement.

With respect to the Investment Sub-Advisory Agreement, the Trustees reviewed various informational materials including, without limitation, a copy of the Investment Sub-Advisory Agreement for the Tilson Dividend Fund and a memorandum containing information about the Sub-Advisor, its business, its finances, its personnel, and its services to the Fund, as well as comparative information for other mutual funds with strategies similar to the Fund.  The following discussion was held concerning each material factor considered:

1)
In considering the nature, extent, and quality of the services provided by the Sub-Advisor to the Tilson Dividend Fund,  the Trustees reviewed the services being provided by the Sub-Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares.  After reviewing the foregoing information and further information in the memorandum from the Sub-Advisor (e.g., the Sub-Advisor’s Form ADV and descriptions of the Sub-Advisor’s business and compliance programs), the Board of Trustees concluded that the nature, extent, and quality of the services provided by the Sub-Advisor were satisfactory and adequate for the Fund.

2)
In considering the investment performance of the Tilson Dividend Fund and the Sub-Advisor, the Trustees compared the short and long-term performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and comparable peer group indices (e.g., Bloomberg peer group averages).  The Trustees also considered the consistency of the Sub-Advisor’s management of the Fund with its investment objective and policies.  After reviewing the short and long-term investment performance of the Fund, the Sub-Advisor’s experience managing the Fund and other advisory accounts, the Sub-Advisor’s historical investment performance, and other factors, the Board of Trustees concluded that the investment performance of the Fund and the Sub-Advisor were satisfactory.

3)
In considering the costs of the services to be provided and profits to be realized by the Sub-Advisor and its affiliates from the relationship with the Tilson Dividend Fund, the Trustees considered the Sub-Advisor’s staffing, personnel, and methods of operating; the education and experience of the Sub-Advisor’s personnel; the Sub-Advisor’s compliance policies and procedures; the financial condition of the Sub-Advisor; the level of commitment to the Fund by the Sub-Advisor and its principals; the asset level of the Fund; and the overall expenses of the Fund, including the nature and frequency of sub-advisory fee payments.  The Trustees reviewed the financial statements for the Sub-Advisor and discussed the financial stability and profitability of the firm.  The Trustees considered potential benefits for the Sub-Advisor in managing the Fund, including promotion of the Sub-Advisor’s name, the ability for the Sub-Advisor to place small accounts into the Fund, and the potential for the Sub-Advisor to generate soft dollars from certain of the Fund’s trades that may benefit the Sub-Advisor’s other clients as well.  The Trustees also reviewed the fees paid to the Sub-Advisor under the Investment Sub-Advisory Agreement and noted that the Advisor paid the Sub-Advisor.  The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable the Fund in terms of the type of fund, the style of

Tilson Funds

Additional Information (Unaudited)

investment management, the size of the fund, and the nature of its investment strategy, among other factors.  With respect to the Fund, the Trustees determined that while the management fee and net expense ratio were higher than the comparable funds and the peer group average, the size of the Fund was much smaller than the peer group average.  Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Sub-Advisor were fair and reasonable in relation to the nature and quality of the services to be provided by the Sub-Advisor.

4)
In considering the extent to which economies of scale would be realized as the Tilson Dividend Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors, the Trustees considered the fee arrangements between the Advisor and the Sub-Advisor.  The Trustees noted that, while the investment sub-advisor fee remained the same at all asset levels, the Advisor was responsible for paying the Sub-Advisor under the Investment Sub-Advisory Agreement and the Fund would receive the benefits of the sub-advisory agreement at no additional cost.  Following further discussion, the Board of Trustees determined that the Advisor’s fee arrangements with the Sub-Advisor were reasonable.

5)
In considering the Sub-Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Sub-Advisor’s standards, and performance in utilizing those standards, for seeking best execution for the Tilson Dividend Fund’s portfolio transactions.  The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Sub-Advisor.  After further review and discussion, the Board of Trustees determined that the Sub-Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

6)
In considering the Sub-Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Tilson Dividend Fund; the basis of decisions to buy or sell securities for the Fund and/or the Sub-Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Sub-Advisor’s code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Sub-Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board, including a majority of the Trust’s independent trustees, approved the renewal of the Investment Sub-Advisory Agreement.

The Tilson Mutual
Funds are a series of the
Tilson Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Documented:	Documented:

Nottingham Shareholder Services, LLC	T2 Partners Management LP
116 South Franklin Street	145 East 57th Street, 10th Floor
Post Office Drawer 4365	New York, New York 10022
Rocky Mount, North Carolina 27803

Toll-Free Telephone:	Toll-Free Telephone:

1-888-4TILSON, 1-888-484-5766	1-888-4TILSON, 1-888-484-5766

World Wide Web @:	World Wide Web @:

ncfunds.com	tilsonmutualfunds.com

Item 2.  CODE OF ETHICS.

Not applicable.

Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

Item 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None

Item 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  EXHIBITS.

(a)(1)      Not applicable.

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tilson Investment Trust

By: (Signature and Title)	/s/ Whitney R. Tilson
Whitney R. Tilson Trustee, President, and Principal Executive Officer
Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Whitney R. Tilson
Whitney R. Tilson Trustee, President, and Principal Executive Officer Tilson Investment Trust
Date: June 28, 2010

By: (Signature and Title)	/s/ Glenn H. Tongue
Glenn H. Tongue Vice President, Treasurer, and Principal Financial Officer Tilson Investment Trust
Date: June 28, 2010